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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-41460) pertaining to the Information Holdings Inc. 1998 Stock Option Plan of our report dated February 22, 2001 with respect to the consolidated financial statements of Information Holdings Inc. and subsidiaries included in the Annual Report (Form 10-K) for the year ended December 31, 2000.


                                                    ERNST & YOUNG LLP

New York, New York
March 27, 2001